UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2023

Central Index Key Number of the issuing entity: 0001979748

BANK5 2023-5YR2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-06	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2023 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Two mortgage loans, secured by the mortgaged properties identified as “One & Two Commerce Square” and “1201 Third Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “One & Two Commerce Square Mortgage Loan” and the “1201 Third Avenue Mortgage Loan,” respectively), are assets of the Issuing Entity. Each such mortgage loan is part of a whole loan (the “One & Two Commerce Square Whole Loan” and the “1201 Third Avenue Whole Loan,” respectively) that includes such mortgage loan and one or more pari passu notes and/or subordinate promissory notes (“Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that (i) the One & Two Commerce Square Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1), under the BBCMS 2023-C20 PSA, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization; and (ii) the 1201 Third Avenue Whole Loan will be serviced and administered (A) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-2), under the BANK5 2023-5YR1 PSA, and (B) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loans related to the One & Two Commerce Square Whole Loan and the 1201 Third Avenue Whole Loan were securitized on August 10, 2023 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2023-BNK46, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK46. Consequently, each of the One & Two Commerce Square Mortgage Loan and the 1201 Third Avenue Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of August 1, 2023 (the “BANK 2023-BNK46 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “Non-Serviced Master Servicer”), LNR Partners, LLC, as general special servicer (in such capacity, the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The BANK 2023-BNK46 Pooling and Servicing Agreement is attached hereto as Exhibit 4.7.

The servicing terms of the BANK 2023-BNK46 Pooling and Servicing Agreement applicable to the servicing of the One & Two Commerce Square Mortgage Loan and 1201 Third Avenue Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated June 29, 2023 (the “Prospectus”), and the following:

·	The related Non-Serviced Master Servicer earns a servicing fee with respect to each such mortgage loan that is to be calculated at 0.00250% per annum.
·	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the One & Two Commerce Square Whole Loan and the 1201 Third Avenue Whole Loan if they are specially serviced loans under the BANK 2023-BNK46 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $5,000.
·	The workout fee payable to the related Non-Serviced Special Servicer with respect to each such Whole Loan if it is a corrected loan will accrue at a rate equal to 1.0%; provided, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on such corrected loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the related Whole Loan being equal to $25,000.
·	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to each such Whole Loan will accrue at a rate equal to 1.00%; provided, that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000.

·

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

4.7	Pooling and Servicing Agreement, dated as of August 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Dated: August 11, 2023

BANK5 2023-5YR2 – Form 8-K